UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

MACK-CALI REALTY CORPORATION
 (Exact name of registrant as specified in its charter)

Maryland	1-13274	22-3305147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 590-1000

(Former name or former address if changed since last report.)

MACK-CALI REALTY, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	333-57103	22-3315804
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 590-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 10, 2010, Mark Yeager notified Mack-Cali Realty Corporation (the “Company”) of his intention to voluntarily resign as executive vice president of the Company. Mr. Yeager’s resignation, which is without good reason under the terms and conditions of his employment agreement with the Company, shall be effective on March 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 10, 2010	By: /s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

By: Mack-Cali Realty Corporation,
its general partner

Dated: March 10, 2010	By: /s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer